Exhibit 10.3

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 24B-2 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

Supplemental Agreement No. 06

to

Purchase Agreement Number PA-03784

(the Agreement)

Between

The Boeing Company

and

United Airlines, Inc.

Relating to Boeing Model 737-900ER Aircraft

THIS SUPPLEMENTAL AGREEMENT is entered into as of June 6, 2014 by and between THE BOEING COMPANY (Boeing) and UNITED AIRLINES, INC. (formerly known as Continental Airlines, Inc. and successor by merger to United Air Lines, Inc.) (Customer);

WHEREAS, the parties hereto entered into Purchase Agreement Number PA-03784 dated July 12, 2012 (Purchase Agreement), as amended and supplemented, relating to the purchase and sale of Boeing Model 737 aircraft (Aircraft). This Supplemental Agreement is an amendment to the Purchase Agreement;

WHEREAS, Boeing and Customer agree to revise the delivery month for the following Aircraft:

Serial Number	Original Delivery Month	New Delivery Month
44560	July 2014	June 2014

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Agreement as follows:

1.	Table of Contents, Articles, Tables, Exhibits, and Letter Agreements:

1.1 Remove and replace, in its entirety, the “Table of Contents”, with the “Table of Contents” attached hereto, to reflect the changes made by this Supplemental Agreement No. 06.

1.2 Remove and replace, in its entirety, “Table 1” with the “Table 1” attached hereto to reflect the above revisions.

The Agreement will be deemed to be supplemented to the extent herein provided as of the date hereof and as so supplemented will continue in full force and effect.

P.A. 03784
UAL	SA 6-1

Supplemental Agreement No. 06 to

Purchase Agreement PA-03784

EXECUTED IN DUPLICATE as of the day and year first written above.

THE BOEING COMPANY	UNITED AIRLINES, INC.

/s/ Susan Englander	/s/ Gerald Laderman
Signature	Signature

Attorney-in-Fact	Senior Vice President – Finance and Treasurer
Title	Title

P.A. 03784
UAL	SA 6-2

TABLE OF CONTENTS

SA Number
ARTICLES
Article 1.	Quantity, Model and Description
Article 2.	Delivery Schedule
Article 3.	Price
Article 4.	Payment
Article 5.	Additional Terms

TABLE
1.	Aircraft Information Table	06

EXHIBIT
A.	Aircraft Configuration
B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS
AE1.	Escalation Adjustment/Airframe and Optional Features
BFE1.	BFE Variables
CS1.	Customer Support Variables
EE1.	Engine Escalation, Engine Warranty ***
SLP1.	Service Life Policy Components

UAL-PA-03784	SA-6

BOEING / UNITED AIR LINES, INC. PROPRIETARY

LETTER AGREEMENTS	TITLE	SA Number
UAL-PA-03784-LA-1207868	Performance Guarantees

UAL-PA-03784-LA-1207870	Spare Parts Initial Provisioning

UAL-PA-03784-LA-1207871	Special Matters

UAL-PA-03784-LA-1207878	Demonstration Flight Waiver

UAL-PA-03784-LA-1207879R2	Option Aircraft	04

	Attachment A	04

UAL-PA-03784-LA-1207881	Seller Purchased Equipment

UAL-PA-03784-LA-1208155R1	*** Matters	04

UAL-PA-03784-LA-1208156	***

UAL-PA-03784-LA-1208172	***

UAL-PA-03784-LA-1208173	***

UAL-PA-03784-LA-1207869	737 Production Adjustments

UAL-PA-03784-LA-1208938	Privileged and Confidential Matters

UAL-PA-03784-LA-1209039	Aircraft Model Substitution

UAL-PA-03784-LA-1209115	***

UAL-PA-03784-LA-1300306	Aircraft Reschedule – ***	02

***

UAL-PA-03784-LA-1400240	Aircraft Rescheduling of ***	05

UAL-PA-03784	SA-6

BOEING / UNITED AIR LINES, INC. PROPRIETARY

SUPPLEMENTAL AGREEMENTS DATED AS OF

Supplemental Agreement No. 01	September 27, 2012

Supplemental Agreement No. 02	March 1, 2013

Supplemental Agreement No. 03	June 27, 2013

Supplemental Agreement No. 04	September 11, 2013

Supplemental Agreement No. 05	March 3, 2014

Supplemental Agreement No. 06	June 6, 2014

UAL-PA-03784	SA-6

BOEING / UNITED AIR LINES, INC. PROPRIETARY

Table 1

Purchase Agreement No. 03784

737-900ER Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-900ER	*** pounds
Engine Model/Thrust:	CFM56-7B***	*** pounds
Airframe Price:		$ ***
Optional Features:		$ ***
Sub-Total of Airframe and Features:		$ ***
Engine Price (Per Aircraft):		$ ***

Aircraft Basic Price (Excluding BFE/SPE):		$ ***

Buyer Furnished Equipment (BFE) Estimate:		$ ***
Seller Purchased Equipment (SPE) Estimate:		$ ***

Detail Specification:		***
Airframe Price Base Year/Escalation Formula:	***		***
Engine Price Base Year/Escalation Formula:	***		***

Airframe Escalation Data:
Base Year Index (ECI):		***
Base Year Index (CPI):		***

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Serial Number	Escalation Estimate Adv Payment Base Price Per A/P		Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						***		***		***		***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***

Boeing / United Air Lines, Inc. Proprietary	SA-6, Page 1

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Serial Number	Escalation Estimate Adv Payment Base Price Per A/P		Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						***		***		***		***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***

Boeing / United Air Lines, Inc. Proprietary	SA-6, Page 2

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Serial Number	Escalation Estimate Adv Payment Base Price Per A/P		Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						***		***		***		***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***

Boeing / United Air Lines, Inc. Proprietary	SA-6, Page 2

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Serial Number	Escalation Estimate Adv Payment Base Price Per A/P		Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
						***		***		***		***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
***	***	***	***	$	***	$	***	$	***	$	***	$	***
Total:	64

*	*** Escalation Factors ***
**	*** Escalation Factors ***
***	*** Escalation Factor ***
+	*** Escalation Factor ***

Boeing / United Air Lines, Inc. Proprietary	SA-6, Page 2